UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THESECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 22, 2010

                        Commission File Number: 000-53748


                                Arrin Corporation
             (Exact name of registrant as specified in its charter)

             Nevada                                              37-1558192
  (State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                            Identification No.)

    3604 54th Drive West, Ste. K204
            Bradenton, FL                                          34210
(Address of principal executive offices)                         (Zip Code)

                                 (213) 381-7450
                (Issuer's Telephone Number, Including Area Code)


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230-425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240-14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On January 22, 2010, Dr. Stephen Liu resigned as Chief Financial Officer of Arrin Corporation.

On January 22, 2010, George Lin MST CPA, 49, was appointed as a Director and Chief Financial Officer and Treasurer of Arrin Corporation.

Mr. Lin is a California Certified Public Accountant. In 1985 he established The George Lin Organization (www.georgelinorganization.com) f/k/a The George Lin Management Co. to be business and tax advisors to business entities and individuals. Aside from tax and accounting consultation and audit representation, the company acts as a business management firm. Mr. Lin has experience and an understanding of business management operations/controls and various fields of taxation. Mr. Lin received his B.S. in Accounting from Cleveland State University in 1983; M.B.A. in Business Management from Youngstown State University in 1985; and a Master in Science Taxation degree from Golden Gate University in 1999. Additionally, since late 2009, he teaches business development and comprehensive taxation for TaxSmart America Business Centers and acts as a consultant for its licensees.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
          YEAR

On January 22, 2010, Arrin Corporation's Board of Directors approved an amendment, effective that day, to Section 15 of the Bylaws by adding the following sentence to the beginning of Section 15:

     "The authorized number of directors of the Corporation shall be not less than Three (3) nor more than Five (5) with the exact number of directors to be set by either the Board of Directors or the stockholders of the Corporation."

Prior to adoption of this amendment, the Bylaws contained no provision for the authorized number of directors.

Upon adoption of this amendment to the Bylaws, the Board of Directors, on the same day, passed a resolution setting the authorized number of directors to be Three (3).

                                   SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Arrin Corp.


Dated: January 22, 2010                 /s/ Stephen Liu
                                        --------------------------------------
                                    By: Stephen Liu
                                        Chief Executive Officer

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